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                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

                         RESIDENTIAL CAPITAL CORPORATION

                             SUPPLEMENTAL INDENTURE

                      $2,500,000,000 6.375% Notes due 2010
                       $500,000,000 6.875% Notes due 2015
                   $1,000,000,000 Floating Rate Notes due 2007

      THIS SUPPLEMENTAL INDENTURE, dated as of June 24, 2005 (this "Supplemental Indenture"), between RESIDENTIAL CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), the Guarantors (as defined herein) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation duly incorporated and existing under the laws of the State of New York, as trustee (the "Trustee").

                          RECITALS OF THE CORPORATION:

      WHEREAS, the Corporation has heretofore executed and delivered to the Trustee an Indenture, dated as of June 24, 2005 (the "Indenture"), providing for the issuance from time to time of one or more series of Securities (as defined in the Indenture);

      WHEREAS, Section 2.01 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

      WHEREAS, Section 10.01 of the Indenture provides that the Corporation and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections
2.01 and 2.03 of the Indenture; and

      WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

      NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

      For and in consideration of the premises and the issuance of the series of Securities provided for herein, the Corporation and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such series as follows:

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                                   ARTICLE I

            RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

      Section 1.01 RELATION TO INDENTURE. This Supplemental Indenture constitutes an integral part of the Indenture.

      Section 1.02 DEFINITIONS. For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

      "2010 Notes" shall have the meaning set forth in Section 2.01 of this Supplemental Indenture.

      "2015 Notes" shall have the meaning set forth in Section 2.01 of this Supplemental Indenture.

      "Accredited Investor Letter" shall have the meaning set forth in Section 2.03(d) of this Supplemental Indenture.

      "Agent Member" means any member of, or any participant in, the Depository.

      "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depository for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Certificated Note" shall mean any definitive Note in registered form without Coupons that is not a Global Note.

      "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg.

      "Custodian" means the custodian with respect to a Global Note (as appointed by the Depository) or any successor person thereto, who will initially be the Trustee.

      "Depository" means The Depository Trust Company, its nominees and their respective successors.

      "Depository Securities Certification" shall have the meaning set forth in
Section 2.03(b)(ii) of this Supplemental Indenture.

      "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

      "Exchange Notes" means the Notes of the Corporation issued in exchange for Initial Notes pursuant to the Indenture and this Supplemental Indenture in connection with the Registered Exchange Offer.

      "Floating Rate Notes" shall have the meaning set forth in Section 2.01 of this Supplemental Indenture.

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      "Global Note" means any Note that is a Global Security (as defined in the
Indenture).

      "Global Note Legend" means the legend identified as such set forth in
Section 2.04 of this Supplemental Indenture.

      "Guarantor" means any of the guarantors signatory hereto or any other Subsidiary that becomes a Guarantor pursuant to Section 4.08 of the Indenture.

      "IAI Certificated Note" means mean any Certificated Note issued to an Institutional Accredited Investor and bearing the IAI Legend.

      "IAI Global Note" shall have the meaning set forth in Section 2.03(d).

      "IAI Legend" means the legend identified as such set forth in Section
2.04.

      "IAI Note" means any IAI Global Note or any IAI Certificated Note.

      "Initial Purchasers" means Bear Stearns & Co. Inc., and the other initial purchasers listed on Schedule I to the Purchase Agreement.

      "Initial Notes" means the Notes other than SEC-Registered Notes.

      "Institutional Accredited Investor" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) and (7) under the Securities Act.

      "Notes" means (i) the Floating Rate Notes, (ii) the 2010 Notes and (iii) the 2015 Notes, individually and/or collectively, as the context requires.

      "Owner Securities Certification" shall have the meaning set forth in
Section 2.03(b)(ii) of this Supplemental Indenture.

      "Participant" means members of, or participants in, the Depository.

      "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

      "Purchase Agreement" means the Purchase Agreement dated June 21, 2005, among the Corporation, the Guarantors named in Exhibit B thereto and the Initial Purchasers.

      "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

      "Registered Exchange Offer" means the offer by the Corporation, pursuant to the Registration Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

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      "Registration Agreement" means the Registration Rights Agreement dated as of June 24, 2005, among the Corporation and the Initial Purchasers.

      "Regulation S" means Regulation S under the Securities Act.

      "Regulation S Global Note" shall have the meaning set forth in Section 2.03(b)(i) of this Supplemental Indenture.

      "Regulation S Legend" means the legend identified as such set forth in
Section 2.04 of this Supplemental Indenture.

      "Regulation S Notes" means all Notes offered and sold outside the United States in reliance on Regulation S.

      "Restricted Global Note" shall have the meaning set forth in Section 2.03(c) of this Supplemental Indenture.

      "Restricted Note" means any Note that bears or is required to bear the Restricted Note Legend.

      "Restricted Note Legend" means the legend identified as such set forth in
Section 2.04 of this Supplemental Indenture.

      "Restricted Period" with respect to any Notes means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Issue Date with respect to such Notes.

      "Rule 144A" means Rule 144A under the Securities Act.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securities Act Legend" means a Restricted Note Legend, a Temporary Regulation S Legend or a Regulation S Legend.

      "SEC-Registered Notes" means any Exchange Notes, Notes issued pursuant to a Shelf Registration Statement or any other Notes that have been registered pursuant to a registration statement filed by the Corporation with the Securities and Exchange Commission.

      "Shelf Registration Statement" means a registration statement filed by the Corporation in connection with the offer and sale of the Initial Notes pursuant to Section 2(b) of the Registration Agreement.

      "Successor Note" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

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      "Temporary Regulation S Global Note" shall have the meaning set forth in
Section 2.03(b)(i) of this Supplemental Indenture.

      Section 1.03 RULES OF CONSTRUCTION. For all purposes of this Supplemental
Indenture:

      (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

      (b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

      (c) the terms "herein," "hereof," "hereunder" and other words of similar import refer to this Supplemental Indenture; and

      (d) in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

                                   ARTICLE II

                                 THE SECURITIES

      Section 2.01 TITLE OF THE NOTES. There shall be (i) a series of securities designated the "6.375 % Notes due 2010" (the "2010 Notes"), (ii) a series of securities designated the "6.875% Notes due 2015" (the "2015 Notes") and (iii) a series of securities designated the "Floating Rate Notes due 2007" (the "Floating Rate Notes").

      Section 2.02 LIMITATION ON AGGREGATE PRINCIPAL AMOUNT. (i) The 2010 Notes will be initially issued in an aggregate principal amount of $2,500,000,000,
(ii) the 2015 Notes will be initially issued in an aggregate principal amount of $500,000,000 and (iii) the Floating Rate Notes will be initially issued in an aggregate principal amount of $1,000,000,000.

      Section 2.03 FORM AND DATING.

      (a) General. The 2010 Notes shall be substantially in the form of Exhibit A-1 hereto. The 2015 Notes shall be substantially in the form of Exhibit A-2 hereto. The Floating Rate Notes shall be substantially in the form of Exhibit A-3 hereto. Each Note shall include a Guarantee in the form of Exhibit A to the Indenture. Each Note shall include the Trustee's certificate of authentication required by Section 2.02 of the Indenture. The Notes (other than IAI Notes) shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof. IAI Notes shall be in a minimum principal amount of $250,000 and integral multiples of $1,000 in excess thereof.

      The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Corporation and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

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      The Notes issued on the date hereof will be (i) offered and sold by the
Corporation pursuant to the Purchase Agreement and (ii) resold initially only to
(A) Persons that are Institutional Accredited Investors and have delivered an Institutional Accredited Investor Letter in reliance upon Regulation D under the Securities Act, (B) Persons reasonably believed by an Initial Purchaser to be Qualified Institutional Buyers in reliance on Rule 144A and (C) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Notes may thereafter be transferred only in accordance with this Supplemental Indenture.

      The Corporation hereby designates The Depository Trust Company as the initial Depository for the Global Notes.

      (b) Temporary Regulation S Global Notes; Regulation S Global Notes. (i) Notes of a series offered and sold in reliance on Regulation S shall be initially issued in the form of one or more temporary Global Notes, substantially in the form set forth in Exhibit A-1, A-2 or A-3 hereto, as applicable, in fully registered form without Coupons, with such applicable legends as are provided for in Section 2.01 of the Indenture and Section 2.04 of this Supplemental Indenture. Such Global Notes shall be registered in the name of the Depository or its nominee, and deposited with the Trustee, at its New York offices, as Custodian, duly executed by the Corporation and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depository of the depositories for Euroclear Bank S.A./N.V., as operator of Euroclear and for Clearstream, for credit to the respective accounts of holders of beneficial interests in such Notes or to such other accounts as they may direct. Each such temporary Global Note shall be referred to herein as a "Temporary Regulation S Global Note." On or after the termination of the Restricted Period, interests in any Temporary Regulation S Global Note of a series shall be exchangeable for corresponding interests in an unrestricted Regulation S Global Note of the same series (each a "Regulation S Global Note") in fully registered form without Coupons, substantially in the form set forth in Exhibit A-1, A-2 or A-3, as applicable, with such applicable legends as are provided for in Section 2.01 of the Indenture and Section 2.04 of this Supplemental Indenture and in accordance with Section 2.03(b)(ii).

      (ii) Interests in a Temporary Regulation S Global Note of a series may be exchanged for interests in a Regulation S Global Note of the same series only on or after the termination of the Restricted Period and subject to the Applicable Procedures, only in accordance with this Section 2.03(b)(ii). After the expiration of the Restricted Period, upon delivery (A) by an owner of a beneficial interest in a Temporary Regulation S Global Note to Euroclear or Clearstream, as the case may be, of a written certification (an "Owner Securities Certification") substantially in the form of Annex A-1 hereto, and
(B) by Euroclear or Clearstream, as the case may be, to the Trustee, as Security Registrar, of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as Annex A-2 and receipt by the Depository of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Note in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Note for which the necessary certificates have been delivered, and (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest, and receipt by the Trustee of notification from the Depository of such transactions, the Trustee, as Security Registrar, shall instruct the Depository to reduce the principal amount of the Temporary Regulation S Global Note and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Note was reduced upon such transfer.

      (iii) Until such time as the Restricted Period shall have terminated, investors may hold interests in the Regulation S Temporary Global Note only through Euroclear and Clearstream, unless delivery of such beneficial interest upon transfer shall be made through a Restricted Global Note in accordance with the requirements set forth in Section 2.06(e).

      (iv) All Notes shall comply with all regulatory requirements of the Luxembourg Stock Exchange.

      (c) Restricted Global Notes. Notes of a series offered and sold in reliance on Rule 144A shall be issued in the form of one or more Global Notes (each, a "Restricted Global Note"), in fully registered form without Coupons, substantially in the form set forth in Exhibit A-1, A-2 or A-3, as applicable, with such applicable legends as are provided for in Section 2.01 of the Indenture and Section 2.04 of this Supplemental Indenture, except as otherwise permitted herein. Such Global Notes shall be registered in the name of the Depository or its nominee and deposited with the Trustee, as Custodian, duly executed by the Corporation and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of holders of beneficial interests in such Notes or to such other accounts as they may direct. The aggregate principal amount of a Restricted Global Note of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as Custodian, in connection with a corresponding decrease or increase in the aggregate principal amount of the Notes as herein provided.

      (d) Institutional Accredited Investor Notes. Notes of a series that are to be offered and sold to Institutional Accredited Investors that are not Qualified Institutional Buyers, sold in each case to an Institutional Accredited Investor that has executed and delivered to the Trustee, as Security Registrar, a letter substantially in the form of Annex E-1 hereto (an "Accredited Investor Letter"), shall be issued as a Global Note (the "IAI Global Note") or as Certificated Notes, allocated as directed by the Initial Purchasers, each substantially in the form set forth in Exhibit A-1, A-2 or A-3, as applicable, with such applicable legends as are provided for in Section 2.01 of the Indenture and Section 2.04 of this Supplemental Indenture. IAI Certificated Notes may be transferred and exchanged for interests in the applicable Global Note pursuant to Section 2.06(f). IAI Certificated Notes and beneficial interests in an IAI Global Note may also be transferred to another Institutional Accredited Investor and exchanged for an IAI Certificated Note or a beneficial interest in an IAI Global Note pursuant to Section 2.06(g). IAI Certificated Notes issued in connection with the initial offering and sale by the Initial Purchasers shall be duly executed by the Corporation and authenticated by the Trustee as provided herein and in the

Indenture, and shall be registered in the name of the Institutional Accredited Investor purchasing such Note or its nominee and shall bear the Restricted Note Legend.

      Section 2.04 LEGENDS FOR NOTES.

Every Note that is a Global Note, a Restricted Note or a Regulation S Global Note authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as appropriate:

RESTRICTED NOTE LEGEND

[If the Note is a Restricted Note or a Temporary Regulation S Note, then insert:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE

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SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES, THE HOLDER MUST
TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.]

TEMPORARY REGULATION S LEGEND

[If the Note is a Temporary Regulation S Global Note, then insert:

THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 2.06(e) OF THE INDENTURE SUPPLEMENT, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN A RESTRICTED GLOBAL NOTE. NO TRANSFER OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE PRIOR TO THE END OF THE RESTRICTED PERIOD EXCEPT UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION, THE DEPOSITORY SECURITIES CERTIFICATION AND THE TRANSFEREE SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL NOTE EXCEPT ON OR AFTER THE TERMINATION OF THE RESTRICTED PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

REGULATION S LEGEND

[If the Note is a Regulation S Note, then insert:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

GLOBAL NOTE LEGEND

[If the Note is a Global Note, then insert:

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO

TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

DTC LEGEND

[If the Note is a Global Note and DTC is to be the Depository therefor, then insert:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

IAI LEGEND

[If the Note is an IAI Certificated Note, then insert:

THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE, AND NO PORTION OF THIS SECURITY MAY BE TRANSFERRED, UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE OR TRANSFER, WILL HOLD A NOTE OF THE SAME SERIES IN A MINIMUM AGGREGATE PRINCIPAL AMOUNT OF AT LEAST TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000).]

      Section 2.05 TRANSFER AND EXCHANGE OF GLOBAL NOTES GENERALLY.

      (a) Each Global Note authenticated under the Indenture shall be registered in the name of the Depository designated for such Global Note or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of the Indenture.

      (b) Notwithstanding any other provision in the Indenture or the Notes, except as provided in Section 2.05(c) and (d) and Section 2.06(g), no Global Note of any series or any beneficial interest therein may be exchanged in whole or in part for a Note of that series registered, and no transfer of a Global Note of a series in whole or in part may be registered, in the name of any Person other than the Depository or a nominee thereof.

      (c) A Global Note shall be exchanged for Certificated Notes pursuant to this Section 2.05(c) and Section 2.05(d) if (i) the Depository (A) has notified the Corporation that it is unwilling or unable to continue as Depository for the Global Notes and a successor Depository has not been appointed by the Corporation within 90 days of receipt by the Corporation of such notification or (B) has ceased to be a clearing agency registered under the Exchange Act and a successor Depository has not been appointed by the Corporation within 90 days after the Corporation became aware of such cessation,
(ii) the Corporation, at its option, notifies the Trustee in writing that it elects to cause the issuance of Certificated Notes to the holders of beneficial interests in the Global Notes or (iii) there shall have occurred and be continuing an Event of Default with respect to any Global Note. Any Global Note of a series exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part and any Global Note of a series exchanged pursuant to clause (ii) or (iii) above may be exchanged in whole or from time to time in part as directed by the Corporation or the Trustee.

      (d) Certificated Notes issued in exchange for a Global Note of a series or any portion thereof pursuant to Section 2.05(c) shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depository shall designate and shall bear any legends required hereunder. Any Global Note of a series to be exchanged in whole shall be surrendered by the Depository to the Trustee, as Security Registrar. With regard to any Global Note of a series to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as the Custodian with respect to such Global Note, the principal amount thereof shall be reduced by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery one or more Certificated Notes of such series issuable on such exchange to or upon the written order of the Depository or an authorized representative thereof. In the event of the occurrence of any of the events specified in Section 2.05(c), the Corporation shall promptly make available to the Trustee a reasonable supply of Certificated Notes.

      (e) In connection with any other transfer or exchange of any Global Note or portion thereof or of any beneficial interest therein pursuant to the Indenture and Section 2.04(b)(ii) or Section 2.06 of this Supplemental Indenture, if any Global Note is transferred or exchanged in whole or all of the beneficial interests therein shall be transferred or exchanged for interests in other Global Notes or for Certificated Notes, such Global Note shall be surrendered by the Depository to the Trustee, as Security Registrar. If any Global Note is transferred or exchanged in part or beneficial interests therein are transferred or exchanged for beneficial interests in other Global Notes or Certificated Notes, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as the Custodian with respect to such Global Note, the principal amount thereof shall be reduced by an amount equal to the portion thereof or beneficial interest therein to be so exchanged by means of an appropriate adjustment made on the records of the Trustee and in the case of any transfer or exchange for beneficial interests in another Global Note, the principal amount thereof shall be increased by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee.

      (f) No Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and Clearstream and account holders and participants therein and any holder or holder of any beneficial interest in any Global Note) shall have any rights under the Indenture with respect to any Global Note, or under any Global Note, and the Depository or such nominee, as the case may be, may be treated by the Corporation, the Trustee and any agent of the Corporation or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Trustee or any agent of the Corporation or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or such nominee, as the case may be, or impair, as between the Depository, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note. Neither the Corporation, the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depository or by any Agent Member or any other Person that acquires a beneficial interest in a Note. Neither the Trustee nor the Depository shall have any duty or obligation to monitor compliance with any restrictions on transfer with respect to the transfer of any interest in the Securities (including transfers between Agent Members or any such other Persons that acquire a beneficial interest in a Note) other than to require delivery of any documents or certificates specifically required by the Indenture.

      Section 2.06 CERTAIN TRANSFERS AND EXCHANGES

      Notwithstanding any other provision of the Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 2.06 shall be made only in accordance with this Section 2.06.

      (a) Limitation on Transfers of a Global Note. A Global Note of a series may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this Section 2.06(a) shall not prohibit any transfer of a Note of a series that is issued in exchange for a Global Note of that series but is not itself a Global Note pursuant to Section 2.05(c) and (d) and
Section 2.06(g) of this Supplemental Indenture. No transfer of a Note of a series to any Person shall be effective under the Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 2.06(a) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 2.06.

      (b) Temporary Regulation S Global Note. If the holder of a beneficial interest in a Temporary Regulation S Global Note of a series wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.06(b). Upon delivery (i) by a holder of a beneficial interest in a Temporary Regulation S Global Note to Euroclear or Clearstream, as the case may be, of an Owner Securities Certification, (ii) by the transferee of such beneficial interest in the Temporary Regulation S Global Note to Euroclear or Clearstream, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Annex A-3 hereto and (iii) by Euroclear or Clearstream, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification, the Trustee may direct either Euroclear or Clearstream, as the case may be, to reflect on its records the transfer of a beneficial interest in a Temporary Regulation S Global Note from the holder of such beneficial interest providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

      (c) Restricted Global Note to Temporary Regulation S Global Note. If the holder of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Temporary Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 2.06(c). Upon receipt by the Trustee, as Security Registrar, of (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Temporary Regulation S Global Note in a principal amount equal to that of the beneficial interest in a Restricted Global Note to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Annex B-1 hereto given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depository to reduce the principal amount of the applicable Restricted Global Note, and to increase the principal amount of a Temporary Regulation S Global Note, by the principal amount of the beneficial interest in a Restricted Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be an account of the Agent Member held through Euroclear or Clearstream) a beneficial interest in a Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such transfer.

      (d) Restricted Global Note to Regulation S Global Note. If the holder of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this
Section 2.06(d). Upon receipt by the Trustee, as Security Registrar, of (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global
Note in a principal amount equal to that of the beneficial interest in a Restricted Global Note to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Annex B-2 hereto given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depository to reduce the principal amount of the applicable Restricted Global Note, and to increase the principal amount of a Regulation S Global Note, by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in a Regulation S Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such transfer.

      (e) Temporary Regulation S Global Note or Regulation S Global Note to Restricted Global Note. If the holder of a beneficial interest in a Temporary Regulation S Global Note or a Regulation S Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.06(e). Upon receipt by the Trustee, as Security Registrar, of (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Note in a principal amount equal to that of the beneficial interest in a Temporary Regulation S Global Note or a Regulation S Global Note to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Annex C hereto given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depository to reduce the principal amount of the applicable Temporary Regulation S Global Note or the applicable Regulation S Global Note, as the case may be, and to increase the principal amount of a Restricted Global Note, by the principal amount of the beneficial interest in the Temporary Regulation S Global Note or the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in a Restricted Global Note having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Note or the Regulation S Global Note, as the case may be, was reduced upon such transfer.

      (f) Non-Global Restricted Note to Global Note. If the Holder of a Restricted Note (other than a Global Note) wishes at any time to transfer all or a portion of such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, a Temporary Regulation S Global Note, a Regulation S Global Note or an IAI Global Note, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.06(f). Upon receipt by (i) the Depository of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Note, a Temporary Regulation S Global Note, a Regulation S Global Note or an IAI Global Note, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Note (or portion thereof) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, if applicable, the Euroclear and Clearstream account, as the case may be) to be credited with such beneficial interest, and (C) (1) an appropriately completed certificate of the transferor substantially in the form set forth in Annex D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Note, or (2) an appropriately completed certificate of the transferor substantially in the form set forth in Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in a Temporary Regulation S Global Note or a Regulation S Global Note, given by the holder of such beneficial interest, or (3) an appropriately completed certificate or the transferor substantially in the form of Annex D-3 hereto and an Accredited Investor Letter from the transferee and if the Corporation so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Restricted Note Legend, if the specified account is to be credited with a beneficial interest in an IAI Global Note, and (ii) the Trustee of (A) the Restricted Note to be so transferred, (B) notification from the Depository of the transaction described in clause (i) above, (C) the certificate(s) described in clause (i)(C) above, and (D) in the case of any transfer to which subclause (3) of clause (C) above is applicable, any opinion of counsel or other evidence referred to therein, the Trustee, as Security Registrar, shall cancel such Restricted Note (and issue a new Note in respect of any untransferred portion thereof) as provided in Section 2.05 of the Indenture and shall instruct the Depository to increase the principal amount of the applicable Global Note by the principal amount of the Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Global
Note in such principal amount.

The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Note unless the Trustee and the Corporation are satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in the Indenture and in such Note.

      (g) Other Transfers to Institutional Accredited Investors. If the Holder of an IAI Certificated Note wishes at any time to transfer all or a portion of such Note to another Institutional Accredited Investor that is not a Qualified Institutional Buyer and such Person wishes to receive in exchange for such Note or portion thereof one or more IAI Certificated Notes or the holder of a beneficial interest in a Restricted Global Note, Regulation S Global Note or IAI Global Note wishes to transfer such beneficial interest or a portion thereof to an Institutional Accredited Investor that is not a Qualified Institutional Buyer, such transfer may be effected, only in accordance with this Section 2.06(g). When an IAI Certificated Note is presented to the Trustee, as Security Registrar, with a request to register the transfer of such IAI Certificated Notes, the Trustee, as Security Registrar shall register the transfer, and the Trustee shall authenticate and deliver one or more Certificated Notes pursuant to Section 2.05 of the Indenture; provided, however, that the Certificated Notes surrendered for transfer shall be accompanied by an appropriately completed certificate of the transferor substantially in the form of Annex E-2 hereto and an Institutional Accredited Investor Letter of the transferee and if the Corporation so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Restricted Note Legend. If the holder of a beneficial interest in a Restricted Global Note, Regulation S Global Note or IAI Global Note wishes to transfer such interest to an Institutional Accredited Investor that is not a Qualified Institutional Buyer that wishes to receive in exchange for such interest a beneficial interest in an IAI Global Note, upon receipt by the Trustee, as Security Registrar, of (i) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest, (ii) a certificate of the transferor in substantially the form set forth in Annex E-3 hereto, (iii) an Institutional Accredited Investor Letter of the transferee and (iv) if the Corporation so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Restricted Note Legend, the Trustee, as Security Registrar, except in the case of a transfer of an interest in an IAI Global Note, shall instruct the Depository to reduce the principal amount of the applicable Global Note and increase the principal amount of the applicable IAI Global Note, by the principal amount of the beneficial interest in the Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Global Note in such principal amount. If the holder of a beneficial interest in a Restricted Global Note, Regulation S Global

Note or IAI Global Note wishes to transfer such interest to an Institutional Accredited Investor that is not a Qualified Institutional Buyer that wishes to receive in exchange for such interest an IAI Certificated Note, upon receipt by the Trustee, as Security Registrar, of (i) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for such beneficial interest, (ii) a certificate of the transferor in substantially the form set forth in Annex E-4 hereto, (iii) an Institutional Accredited Investor Letter of the transferee and (iv) if the Corporation so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Restricted Note Legend, the Trustee, as Security Registrar, shall instruct the Depository to reduce the principal amount of the applicable Global Note, by the principal amount of the beneficial interest in the Global Note to be so transferred, and shall register the transfer and the Trustee shall authenticate and deliver one or more Certificated Notes pursuant to Section 2.05 of the Indenture.

      (h) Other Transfers. (i) In the event that a Global Note or any portion thereof is exchanged for Notes other than Global Notes, such other Notes may in turn be exchanged (on transfer or otherwise) for Notes that are not Global Notes or for beneficial interests in a Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 2.06(a)-(g) above (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Note comply with Rule 144A, Rule 144 (if available) or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Corporation and the Trustee; provided that except as permitted in clause (iii) of this Section 2.06(h), no beneficial interest in a Temporary Regulation S Global Note shall be exchangeable for a definitive Note until the expiration of the Restricted Period and then only for an IAI Certificated Note as provided in Section 2.06(g).

            (ii) Notwithstanding any other provision of this Section 2.06, an Initial Purchaser may exchange beneficial interests in a Temporary Regulation S Global Note of that series held by it for one or more IAI Certificated Notes of that series or a beneficial interest in a Restricted Global Note or an IAI Global Note of that series upon delivery by such initial purchaser of instructions for such exchange substantially in the form of Annex F. Upon receipt of the instruction described in the preceding sentence, the Trustee shall instruct the Depository to reduce the principal amount of a Temporary Regulation S Global Note by the principal amount of the beneficial interest in such Temporary Regulation S Global Note to be so transferred and either (A) the Trustee shall instruct the Depository to increase the principal amount of the Restricted Global Note or IAI Global Note and credit or cause to be credited to the account of such initial purchaser a beneficial interest in such Global Note having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Note was reduced upon such transfer or (B) authenticate and deliver one or more IAI Certificated Notes in definitive form and in the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Note to be so transferred, pursuant to the instructions described in the first sentence of this paragraph.

            (ii) In addition to the foregoing, the Trustee, as Security Registrar, shall effect and register, upon receipt of a written request from the Corporation to do so, a transfer not otherwise permitted by this Section 2.06, such registration to be done in accordance with the otherwise applicable provisions of Section 2.05 of the Indenture, Section 2.05(e) and this Section 2.06, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel are satisfactory to the Corporation and the Trustee) to the effect that, and such other certifications or information as the Corporation or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Corporation may require such transfer to be effected by the issuance of Certificated Notes.

      (i) Securities Act Legends. Restricted Notes and their Successor Notes shall bear the legends required by Section 2.03 of the Indenture and Section
2.04 of this Supplemental Indenture, subject to the following:

            (i) subject to the following clauses of this Section 2.06(i), a Note of a series or any portion thereof which is issued in exchange for a beneficial interest in a Global Note of that series shall bear the Securities Act Legends borne by such Global Note while represented thereby;

            (ii) subject to the following clauses of this Section 2.06(i), a new Note of a series which is not a Global Note and is issued in exchange for another Note of that series or any portion thereof or a beneficial interest in a Global Note of that series, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Note, provided that, if such new Note is required pursuant to Section 2.06(e) to be issued in the form of a Restricted Note, it shall bear a Restricted Note Legend and, if such new Note is so required to be issued in the form of a Regulation S Note, it shall bear a Regulation S Legend;

            (iii) SEC-Registered Notes and Regulation S Notes that are not Temporary Regulations S Notes shall not bear a Securities Act Legend;

            (iv) at any time after the Notes of a series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note of that series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note of that series (other than a Global Note) or any portion thereof which bears such a legend if the Trustee has received a certificate in form and substance satisfactory to the Trustee and the Corporation and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Note in exchange for or in lieu of such other Note as provided in Article Two of the Indenture and this Section 2.06;

            (v) a new Note of a series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note of that series (other than a Global Note) or any portion thereof which bears such a legend if, in the Corporation's judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Corporation, shall authenticate and deliver such a new Note as provided in Article Two of the Indenture and this Section 2.06; and

            (vi) notwithstanding the foregoing provisions of this Section 2.06(i), a Successor Note of a Note of a series that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Corporation has reasonable cause to believe that such Successor Note is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Corporation, shall authenticate and deliver a new Note of that series bearing a Restricted Note Legend in exchange for such Successor Note as provided in Article Two of the Indenture and this Section 2.06.

      Section 2.07 U.S. CURRENCY.

                  All payments of the principal of (and premium, if any) and interest on the Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                  ARTICLE III

                           ADDITIONAL EVENT OF DEFAULT

      Section 3.01 ADDITIONAL EVENT OF DEFAULT. In addition to each other Event of Default set forth in Section 6.01 of the Indenture, an "Event of Default" with respect to the Notes, for all purposes under the Indenture, as supplemented by this Supplemental Indenture and as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, and the Notes, shall include: any default in the performance by the Corporation or any Subsidiary of any term or provision of any evidence of Indebtedness (including this Supplemental Indenture), whether such Indebtedness now exists or shall hereafter be created, or any other condition shall occur, and as a result of the occurrence of such default or condition any Indebtedness of the Corporation or any Subsidiary in an amount in excess of $50,000,000 shall become or be declared to be due and payable, or the Corporation or any Subsidiary shall be obligated to purchase any such Indebtedness, prior to the date on which it would otherwise become due and payable, or any Indebtedness of the Corporation or any Subsidiary in an amount in excess of $50,000,000 shall not be paid when due at the stated maturity thereof. For the purposes of the Indenture as so supplemented, the foregoing Event of Default shall be deemed an Event of Default other than the one described in clause (e) or (f) thereof.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

      Section 4.01 RATIFICATION. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

      Section 4.02 COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

      Section 4.03 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

                                              RESIDENTIAL CAPITAL CORPORATION

                                              By: /s/ Davee L. Olson
                                                  ------------------------------
                                                  Name: Davee L. Olson
                                                  Title: Chief Financial Officer
                                                         and Director

                                              GMAC RESIDENTIAL HOLDING CORP.,
                                              as Guarantor

                                              By: /s/ James R. Hillsman
                                                  ------------------------------
                                                  Name: James R. Hillsman
                                                  Title: Chief Financial Officer

                                              GMAC MORTGAGE CORPORATION,
                                              as Guarantor

                                              By: /s/ James R. Hillsman
                                                  ------------------------------
                                                  Name: James R. Hillsman
                                                  Title: Chief Financial Officer

                                              GMAC-RFC HOLDING CORP.,
                                              as Guarantor

                                              By: /s/ Bruce J. Paradis
                                                  ------------------------------
                                                  Name: Bruce J. Paradis
                                                  Title: President

                                           RESIDENTIAL FUNDING CORPORATION,
                                           as Guarantor

                                           By: /s/ Bruce J. Paradis
                                               ------------------------------
                                               Name: Bruce J. Paradis
                                               Title: President

                                           HOMECOMINGS FINANCIAL NETWORK, INC.,
                                           as Guarantor

                                           By: /s/ Michael J. Kozlak
                                               ------------------------------
                                               Name: Michael J. Kozlak
                                               Title: President

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           as Trustee

                                           By: /s/ Wanda Camacho
                                               ------------------------------
                                               Name: Wanda Camacho
                                               Title: Vice President

                                                                     EXHIBIT A-1

                               [Form of 2010 Note]

[Insert any legend as required by Section 2.04 of the Supplemental Indenture]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                         RESIDENTIAL CAPITAL CORPORATION

                              6.375% Note due 2010

No. [ ]                                                            $[          ]

Residential Capital Corporation, a Delaware corporation (the "Corporation," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [ ], or registered
assigns, the principal sum of $[      ] Dollars on June 30, 2010 (unless
redeemed in whole or in part prior to such date as provided on the reverse of this Note), and to pay interest thereon from June 24, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 30 and December 30 in each year, commencing December 30, 2005, at the rate of 6.375% per annum, subject to adjustment from time to time as set forth [in the following proviso and] on the reverse of this Note, until the principal hereof is paid or made available for payment, [If this Note is not an SEC-Registered Note, then insert - ; provided, however, that if (i) the Corporation has not consummated the Exchange Offer within the meaning of the Registration Agreement, or (ii) any Shelf Registration Statement required to be filed pursuant to the Registration Agreement has not been filed and declared effective, in either case, on or prior to the date that is 390 days after the Issue Date of this Note and upon the terms and conditions set forth in the Registration Agreement (each such event referred to in clause (i) and (ii), a "Registration Default"), then additional interest shall accrue (in addition to the stated interest on this Note) at an additional annual rate of 0.25% per annum for the first 90-day period immediately thereafter and an additional 0.25% per annum with respect to each subsequent 90-day period up to a maximum of 1.00 % per annum of additional interest, in either case, until each such Registration Default is cured. That portion of interest accruing as a result of a Registration Default is referred to herein as "Additional Interest."]

Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of [Additional Interest (if any) and] Adjustment Interest (as defined on the reverse of this Note) (if any) payable as described in this Note to the extent that, in such context, [Additional Interest and/or] Adjustment Interest is, was or would be payable in respect of this Note and express mention of the payment of [Additional Interest (if any) or] Adjustment Interest (if any) in any provisions of this Note shall not be construed as excluding [Additional Interest or] Adjustment Interest in those provisions of this Note where such express mention is not made.

                                  Exhibit A-1-1

Any accrued and unpaid interest on this Note upon the issuance of an Exchange Note (as defined in the Indenture) in exchange for this Note shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a subsequent Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than fifteen days preceding such subsequent Record Date, such Record Date to be not less than five days preceding the date of payment of such defaulted interest.

Payment of the principal of (and premium, if any) and interest on this Note shall be made at the office or agency of the Corporation maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Date:

                                              RESIDENTIAL CAPITAL CORPORATION,
                                              a Delaware corporation

                                              By:_______________________________


                                              By:_______________________________

                                  Exhibit A-1-2

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, as Trustee

                                              By: ______________________________
                                                  Authorized Signatory

                                  Exhibit A-1-3

                                [Reverse of Note]

This Note is one of a duly authorized issue of securities of the Corporation (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of June 24, 2005, as supplemented by the Supplemental Indenture dated as of June 24, 2005 (as so supplemented and as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Indenture"), among the Corporation, the Guarantors described therein and Deutsche Bank Trust Company Americas, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $2,500,000,000 provided that the Corporation may from time to time, without notice to or the consent of the Holders of Notes, create and issue further Notes of this series (the "Additional Notes") having the same terms and ranking equally and ratably with the Notes in all respects, or in all respects except for the payment of interest accruing prior to the Issue Date or except for the first payment of interest following the Issue Date of such Additional Notes. Any Additional Notes will be consolidated and form a single series with the Notes and shall have the same terms as to status, redemption or otherwise as the Notes.

The Notes of this series are subject to redemption upon not less than 30 days' but no more than 60 days' notice by mail, at any time, as a whole or in part, at the election of the Corporation, at a redemption price (the "Redemption Price") equal to the greater of (1) 100 percent of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to that Redemption Date) discounted to the date of redemption (the "Redemption Date") on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 40 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to that Redemption Date; provided that installments of interest on the Notes which are then due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of those Notes, registered as such at the close of business on the relevant Record Date. If less than all the Notes are to be redeemed at the Corporation's option, the Trustee shall select, in such manner as it shall deem reasonable and fair, the Notes to be redeemed in whole or in part. In the event of redemption of this
Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

"Treasury Yield" means, with respect to the Notes being redeemed, the yield to maturity implied by (i) the yields reported as of the second business day prior to the Redemption Date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the display designated as "Page 500" on the Moneyline Telerate service (or such other display as may replace Page 500 on the Moneyline Telerate service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of the Notes this series as of the Redemption Date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way

                                  Exhibit A-1-4
of interpolation), the Treasury Constant Maturity Series yields reported, for the latest day for which such yields have been so reported at that time, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of the Notes of this series as of such Redemption Date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practices and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of the Notes of this series and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of the Notes of this series.

Upon the occurrence of a Rating Change (as defined herein), this Note will bear interest at a rate equal to the rate that would be applicable without any adjustment plus the applicable interest rate adjustment (each an "Interest Rate Adjustment"), if any, set forth below. Each Interest Rate Adjustment will be effective on the next Business Day after the Rating Change has occurred. Thereafter, the Interest Rate Adjustment will remain in effect until the next Rating Change that results in a different Interest Rate Adjustment as set forth below. That portion of interest accruing as a result of an Interest Rate Adjustment is referred to in this Note as "Adjustment Interest." The Corporation will give prompt notice to the Trustee of any Rating Change and any related Interest Rate Adjustment.

                            INTEREST RATE ADJUSTMENTS

   At any time the Notes are rated by two or more Rating Agencies (as defined herein) and the ratings are:

Below Investment Grade by one (and  One Rating Category Below Investment   Two or More Rating Categories Below     Two or More
not more than one) Rating Agency    Grade by two or more Rating Agencies   Investment Grade by one (and not more   Rating Categories
                                    (and not Two or More Rating            than one) Rating Agency and One Rating  Below Investment
                                    Categories Below Investment Grade      Category Below Investment Grade by any  Grade by two or
                                    by any Rating Agency).                 other Rating Agency                     more Rating
                                                                                                                   Agencies.
 --------------------------------   ---------------------------------      -------------------------------------   ----------------
            0.50%                                1.00%                                1.50%                            2.00%

If at any time the Notes are rated by only one Rating Agency and the rating is One Rating Category Below Investment Grade, the Interest Rate Adjustment will be 1.00%. If at any time the Notes are rated by only one Rating Agency and the rating is Two or More Rating Categories Below Investment Grade, the Interest Rate Adjustment will be 2.00%. If at any time the Notes are not rated by any Rating Agency, the Interest Rate Adjustment will be 2.00%.

The interest rate on this Note will permanently cease to be subject to any adjustment set forth above if (i) the Notes become rated Baa2, BBB and BBB or higher by each of Moody's Investors

                                  Exhibit A-1-5

Service, Inc., Standard & Poor's Ratings Group and Fitch, Inc., respectively (or two of these ratings if only rated by two Rating Agencies), with a stable or positive or equivalent outlook by each of the Rating Agencies or (ii) after the Corporation exercises its right under the Indenture to defease the entire indebtedness of the Notes referred to below.

"Below Investment Grade" means the Notes are rated lower than Baa3, BBB- or BBB-by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

"One Rating Category Below Investment Grade" means the Notes are rated Ba1, BB+ or BB+ by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

"Rating Agencies" means Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch, Inc., and their respective successors, individually and/or collectively, as the context requires.

"Rating Change" means any change in any rating of the Notes or the Notes cease to be rated by any Rating Agency and thereafter are rated by such Rating Agency.

"Two or More Rating Categories Below Investment Grade" means the Notes are rated Ba2, BB or BB or lower by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Corporation, each Guarantor and the Trustee to enter into from time to time indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities (including the Holders of the Notes), in each case, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities of all series at the time outstanding affected by such supplemental indenture (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any action or proceeding with respect to the Indenture or for the

                                 Exhibit A-1-6
appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing default with respect to the Notes of this series, and the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time outstanding shall have made written request to the Trustee to institute such action or proceedings in its own name as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as a single class) at the time outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such action or proceeding for 60 days after receipt of such notice, request and offer of indemnity.

Notwithstanding any other provision of the Indenture or this Note, the right of any Holder of this Note to receive payment of the principal of, and any premium and interest on, this Note on or after the respective due dates expressed in this Note, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Corporation specified in the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon the Corporation shall execute and the Trustee shall authenticate and deliver in the name of the transferee(s) one or more new Notes of this series for the same aggregate principal amount.

The Notes of this series are issuable only in registered form without coupons in denominations of [if any Note other than an IAI Note, then insert - $[2,000] and any integral multiple of $1000 in excess thereof] [if an IAI Note, then insert - $250,000 and any integral multiple of $1,000 in excess thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith. Prior to due presentment of this Note for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                 Exhibit A-1-7

                                FORM OF GUARANTEE

      Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as amended, restated, or supplemented from time to time, the "Indenture"), among Residential Capital Corporation, as issuer, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee, and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee, all in accordance with the terms set forth in Article Fourteen of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

      The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

      IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

THE GUARANTORS:

                                               GMAC RESIDENTIAL HOLDING CORP.,
                                               as Guarantor

                                               By: _____________________________
                                                   Name:
                                                   Title

                                               GMAC MORTGAGE CORPORATION,
                                               as Guarantor

                                               By: _____________________________
                                                   Name:
                                                   Title


                                 Exhibit A-1-8

                                            GMAC-RFC HOLDING CORP.,
                                            as Guarantor

                                            By: __________________________
                                                Name:
                                                Title

                                            RESIDENTIAL FUNDING CORPORATION,
                                            as Guarantor

                                            By: __________________________
                                                Name:
                                                Title

                                            HOMECOMINGS FINANCIAL NETWORK, INC.,
                                            as Guarantor

                                            By: __________________________
                                                Name:
                                                Title

Dated:

                                 Exhibit A-1-9

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:
I or we assign and transfer this Note to

_________________________________________________________
  (Print or type assignee's name, address and zip code)

_________________________________________________________
     (Insert assignee's Soc. Sec. or Tax I.D.  No.)

and irrevocably appoint _____________________________________ agent to transfer this Note on the books of the Corporation. The agent may substitute another to act for him.

Date:________________________              Your Signature:______________________

        Sign exactly as your name appears on the other side of this Note.

                                 Exhibit A-1-10

                                                                     EXHIBIT A-2

                               [Form of 2015 Note]

[Insert any legend as required by Section 2.04 of the Supplemental Indenture]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                         RESIDENTIAL CAPITAL CORPORATION

                              6.875% Note due 2015

No. [  ]                                                         $[            ]

Residential Capital Corporation, a Delaware corporation (the "Corporation," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [ ], or registered assigns, the principal sum of $[ ] Dollars on June 30, 2015 (unless redeemed in whole or in part prior to such date as provided on the reverse of this Note), and to pay interest thereon from June 24, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 30 and December 30 in each year, commencing December 30, 2005, at the rate of 6.875% per annum, subject to adjustment from time to time as set forth [in the following proviso and] on the reverse of this Note, until the principal hereof is paid or made available for payment, [If this Note is not an SEC-Registered Note, then insert - ; provided, however, that if (i) the Corporation has not consummated the Exchange Offer within the meaning of the Registration Agreement, or (ii) any Shelf Registration Statement required to be filed pursuant to the Registration Agreement has not been filed and declared effective, in either case, on or prior to the date that is 390 days after the Issue Date of this Note and upon the terms and conditions set forth in the Registration Agreement (each such event referred to in clause (i) and (ii), a "Registration Default"), then additional interest shall accrue (in addition to the stated interest on this Note) at an additional annual rate of 0.25% per annum for the first 90-day period immediately thereafter and an additional 0.25% per annum with respect to each subsequent 90-day period up to a maximum of 1.00 % per annum of additional interest, in either case, until each such Registration Default is cured. That portion of interest accruing as a result of a Registration Default is referred to herein as "Additional Interest."]

Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of [Additional Interest (if any) and] Adjustment Interest (as defined on the reverse of this Note) (if any) payable as described in this Note to the extent that, in such context, [Additional Interest and/or] Adjustment Interest is, was or would be payable in respect of this Note and express mention of the payment of [Additional Interest (if any) or] Adjustment Interest (if any) in any provisions of this Note shall not be construed as excluding [Additional Interest or] Adjustment Interest in those provisions of this Note where such express mention is not made.

Any accrued and unpaid interest on this Note upon the issuance of an Exchange Note (as defined in the Indenture) in exchange for this Note shall cease to be payable to the Holder hereof but

                                 Exhibit A-2-1
such accrued and unpaid interest shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a subsequent Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than fifteen days preceding such subsequent Record Date, such Record Date to be not less than five days preceding the date of payment of such defaulted interest.

Payment of the principal of (and premium, if any) and interest on this Note shall be made at the office or agency of the Corporation maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Date:

                                               RESIDENTIAL CAPITAL CORPORATION,
                                               a Delaware corporation

                                               By:______________________________


                                               By:______________________________

                                  Exhibit A-2-2

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                               DEUTSCHE BANK TRUST COMPANY
                                               AMERICAS, as Trustee

                                               By:  ____________________________
                                                    Authorized Signatory

                                  Exhibit A-2-3

                               [Reverse of Note]

This Note is one of a duly authorized issue of securities of the Corporation (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of June 24, 2005, as supplemented by the Supplemental Indenture dated as of June 24, 2005 (as so supplemented and as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Indenture"), among the Corporation, the Guarantors described therein and Deutsche Bank Trust Company Americas, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $500,000,000; provided that the Corporation may from time to time, without notice to or the consent of the Holders of Notes, create and issue further Notes of this series (the "Additional Notes") having the same terms and ranking equally and ratably with the Notes in all respects, or in all respects except for the payment of interest accruing prior to the Issue Date or except for the first payment of interest following the Issue Date of such Additional Notes. Any Additional Notes will be consolidated and form a single series with the Notes and shall have the same terms as to status, redemption or otherwise as the Notes.

The Notes of this series are subject to redemption upon not less than 30 days' but no more than 60 days' notice by mail, at any time, as a whole or in part, at the election of the Corporation, at a redemption price (the "Redemption Price") equal to the greater of (1) 100 percent of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to that Redemption Date) discounted to the date of redemption (the "Redemption Date") on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 45 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to that Redemption Date; provided that installments of interest on the Notes which are then due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of those Notes, registered as such at the close of business on the relevant Record Date. If less than all the Notes are to be redeemed at the Corporation's option, the Trustee shall select, in such manner as it shall deem reasonable and fair, the Notes to be redeemed in whole or in part. In the event of redemption of this
Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

"Treasury Yield" means, with respect to the Notes being redeemed, the yield to maturity implied by (i) the yields reported as of the second business day prior to the Redemption Date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the display designated as "Page 500" on the Moneyline Telerate service (or such other display as may replace Page 500 on the Moneyline Telerate service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of the Notes of this series as of the Redemption Date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way

                                 Exhibit A-2-4
of interpolation), the Treasury Constant Maturity Series yields reported, for the latest day for which such yields have been so reported at that time, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of the Notes of this series as of such Redemption Date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practices and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of the Notes of this series and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of the Notes of this series.

Upon the occurrence of a Rating Change (as defined herein), this Note will bear interest at a rate equal to the rate that would be applicable without any adjustment plus the applicable interest rate adjustment (each an "Interest Rate Adjustment"), if any, set forth below. Each Interest Rate Adjustment will be effective on the next Business Day after the Rating Change has occurred. Thereafter, the Interest Rate Adjustment will remain in effect until the next Rating Change that results in a different Interest Rate Adjustment as set forth below. That portion of interest accruing as a result of an Interest Rate Adjustment is referred to in this Note as "Adjustment Interest." The Corporation will give prompt notice to the Trustee of any Rating Change and any related Interest Rate Adjustment.

                            INTEREST RATE ADJUSTMENTS

   At any time the Notes are rated by two or more Rating Agencies (as defined herein) and the ratings are:

                               One Rating Category         Two or More Rating
                              Below Investment Grade        Categories Below
                              by two or more Rating      Investment Grade by one
                              Agencies (and not Two      (and not more than one)
                                  or More Rating          Rating Agency and One        Two or More Rating
Below Investment Grade by        Categories Below         Rating Category Below         Categories Below
  one (and not more than      Investment Grade by any    Investment Grade by any   Investment Grade by two or
    one) Rating Agency            Rating Agency).          other Rating Agency        more Rating Agencies.
-------------------------     -----------------------    -----------------------   --------------------------
0.50%                                 1.00%                       1.50%                       2.00%

If at any time the Notes are rated by only one Rating Agency and the rating is One Rating Category Below Investment Grade, the Interest Rate Adjustment will be 1.00%. If at any time the Notes are rated by only one Rating Agency and the rating is Two or More Rating Categories Below Investment Grade, the Interest Rate Adjustment will be 2.00%. If at any time the Notes are not rated by any Rating Agency, the Interest Rate Adjustment will be 2.00%.

The interest rate on this Note will permanently cease to be subject to any adjustment set forth above if (i) the Notes become rated Baa2, BBB and BBB or higher by each of Moody's Investors

                                 Exhibit A-2-5

Service, Inc., Standard & Poor's Ratings Group and Fitch, Inc., respectively (or two of these ratings if only rated by two Rating Agencies), with a stable or positive or equivalent outlook by each of the Rating Agencies or (ii) after the Corporation exercises its right under the Indenture to defease the entire indebtedness of the Notes referred to below.

"Below Investment Grade" means the Notes are rated lower than Baa3, BBB- or BBB-by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

"One Rating Category Below Investment Grade" means the Notes are rated Ba1, BB+ or BB+ by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

"Rating Agencies" means Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch, Inc., and their respective successors, individually and/or collectively, as the context requires.

"Rating Change" means any change in any rating of the Notes or the Notes cease to be rated by any Rating Agency and thereafter are rated by such Rating Agency.

"Two or More Rating Categories Below Investment Grade" means the Notes are rated Ba2, BB or BB or lower by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Corporation, each Guarantor and the Trustee to enter into from time to time indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities (including the Holders of the Notes), in each case, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities of all series at the time outstanding affected by such supplemental indenture (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any action or proceeding with respect to the Indenture or for the

                                 Exhibit A-2-6
appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing default with respect to the Notes of this series, and the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time outstanding shall have made written request to the Trustee to institute such action or proceedings in its own name as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as a single class) at the time outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such action or proceeding for 60 days after receipt of such notice, request and offer of indemnity.

Notwithstanding any other provision of the Indenture or this Note, the right of any Holder of this Note to receive payment of the principal of, and any premium and interest on, this Note on or after the respective due dates expressed in this Note, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Corporation specified in the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon the Corporation shall execute and the Trustee shall authenticate and deliver in the name of the transferee(s) one or more new Notes of this series for the same aggregate principal amount.

The Notes of this series are issuable only in registered form without coupons in denominations of [if any Note other than an IAI Note, then insert - $[2,000] and any integral multiple of $1000 in excess thereof] [if an IAI Note, then insert - $250,000 and any integral multiple of $1,000 in excess thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith. Prior to due presentment of this Note for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                 Exhibit A-2-7

                                FORM OF GUARANTEE

      Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as amended, restated, or supplemented from time to time, the "Indenture"), among Residential Capital Corporation, as issuer, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee, and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee, all in accordance with the terms set forth in Article Fourteen of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

      The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

      IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

THE GUARANTORS:

                                            GMAC RESIDENTIAL HOLDING CORP.,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                            GMAC MORTGAGE CORPORATION,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                 Exhibit A-2-8

                                            GMAC-RFC HOLDING CORP.,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                            RESIDENTIAL FUNDING CORPORATION,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                            HOMECOMINGS FINANCIAL NETWORK, INC.,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

Dated:

                                 Exhibit A-2-9

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:
I or we assign and transfer this Note to

________________________________________________________________________________
      (Print or type assignee's name, address and zip code)

________________________________________________________________________________
      (Insert assignee's Soc. Sec. or Tax I.D.  No.)

and irrevocably appoint _____________________________________ agent to transfer this Note on the books of the Corporation. The agent may substitute another to act for him.

Date: _______________________________ Your Signature: __________________________

      Sign exactly as your name appears on the other side of this Note.

                                 Exhibit A-2-10

                                                                     EXHIBIT A-3

                          [Form of Floating Rate Note]

[Insert any legend as required by Section 2.04 of the Supplemental Indenture]

[Insert any legend required by the Internal Revenue Code and the Regulations thereunder]

                         RESIDENTIAL CAPITAL CORPORATION

                           Floating Rate Note due 2007

No. [  ]                                                              $[       ]

      RESIDENTIAL CAPITAL CORPORATION, a Delaware corporation (hereinafter called the "Corporation," which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to [ ], or registered assigns, the principal sum of $[ ] Dollars on June 29, 2007, and to pay interest thereon for each Interest Period (as defined herein) at a rate per annum equal to three month LIBOR (as defined herein) as determined by the Calculation Agent (as defined herein) on the Interest Determination Date (as defined herein) for such Interest Period plus 1.375%. The interest rate in effect on this Note during the initial Interest Period is 4.835% per annum. The interest rate on this Note will be reset on the applicable Interest Reset Date (as defined herein) for each Interest Period. Promptly upon determination, the Calculation Agent will inform the Corporation of the interest rate on this Note for each Interest Period. Interest on this Note is payable quarterly on March 29, June 29, September 29 and December 29 of each year, commencing September 29, 2005. Interest shall be calculated on the basis of the actual number of days in an Interest Period and a 360-day year. The interest rate on this Note shall be subject to adjustment from time to time as set forth [in the immediately succeeding paragraph and] on the reverse of this Note, until the principal hereof is paid or made available for payment. [If this Note is not an SEC-Registered Note, then insert - If (i) the Corporation has not consummated the Exchange Offer within the meaning of the Registration Agreement, or (ii) any Shelf Registration Statement required to be filed pursuant to the Registration Agreement has not been filed and declared effective, in either case, on or prior to the date that is 390 days after the Issue Date of this Note and upon the terms and conditions set forth in the Registration Agreement (each such event referred to in clause (i) and (ii), a "Registration Default"), then additional interest shall accrue (in addition to the floating rate of interest on this Note) at an additional annual rate of 0.25% per annum for the first 90-day period immediately thereafter and an additional 0.25% per annum with respect to each subsequent 90-day period up to a maximum of 1.00 % per annum of additional interest, in either case, until each such Registration Default is cured. That portion of interest accruing as a result of a Registration Default is referred to herein as "Additional Interest."].

      If any Interest Reset Date and Interest Payment Date with respect to this Note would otherwise be a day that is not a Business Day, such Interest Reset Date and Interest Payment Date shall be the next succeeding Business Day and interest shall accrue for the period up to but not including such Interest Reset Date and Interest Payment Date on the next succeeding Business Day. If the Maturity Date is not a Business Day, then the principal amount of this Note

                                 Exhibit A-3-1
plus accrued and unpaid interest hereon shall be paid on the next succeeding Business Day and no interest shall accrue from the Maturity Date or any day thereafter.

      Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Additional Interest (if any) and Adjustment Interest (as defined on the reverse of this Note) (if any) payable as described in this Note to the extent that, in such context, [Additional Interest and/or] Adjustment Interest is, was or would be payable in respect of this Note and express mention of the payment of [Additional Interest (if any) or] Adjustment Interest (if any) in any provisions of this Note shall not be construed as excluding [Additional Interest or] Adjustment Interest in those provisions of this Note where such express mention is not made.

      Any accrued and unpaid interest on this Note upon the issuance of an Exchange Note (as defined in the Indenture) in exchange for this Note shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date.

      "Calculation Agent" means Deutsche Bank Trust Company Americas, and its successors and assigns.

      "Interest Determination Date" means, with respect to any Interest Period, the date that is two London Banking Days prior to the Interest Reset Date for such Interest Period.

      "Interest Period" means the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on the Issue Date) and ending on the day preceding the next following Interest Payment Date (or, in the case of the last such Interest Period ending on the day preceding the Maturity Date); the initial Interest Period shall commence on the Issue Date and end on September 28, 2005.

      "Interest Reset Date" means, with respect to any Interest Period (other than the initial Interest Period), the first day of such Interest Period.

      "LIBOR" with respect to each Interest Reset Date shall be determined by the Calculation Agent as follows:

      (i) LIBOR will be the offered rate for deposits in U.S. dollars for the three month period which appears on "Telerate Page 3750" at approximately 11:00 a.m., London time, on the Interest Determination Date for the applicable Interest Reset Date.

      (ii) If this rate does not appear on the Telerate Page 3750, the Calculation Agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent after consulting with the Corporation) at approximately 11:00 a.m., London time, on the Interest Determination Date for the applicable Interest Reset Date to prime banks in the London interbank market for a period of three months commencing on that Interest Reset Date and in principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each

                                 Exhibit A-3-2
of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, LIBOR for that Interest Reset Date will be the arithmetic average of the quotations. If fewer than two quotations are provided as requested, LIBOR for that Interest Reset Date will be the arithmetic average of the rates quoted by three major banks in New York, New York (selected by the Calculation Agent after consulting with the Corporation) at approximately 11:00 a.m., New York time, on the Interest Determination Date for the applicable Interest Reset Date for loans in U.S. dollars to leading banks for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. If fewer than three quotations are provided as requested, for the period until the next Interest Reset Date, LIBOR will be the same as the rate determined on the immediately preceding Interest Reset Date.

      "London Banking Day" means any day in which dealings in U.S. dollar deposits are transacted in the London interbank market.

      "Telerate Page 3750" means the display page so designated on the Moneyline Telerate service for the purpose of displaying London interbank offered rates of major banks, or any successor page on the Moneyline Telerate service.

      All percentages resulting from calculation of the interest rate with respect to this Note will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionth of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or ..0987655) and 9.876544% (or .09876544) would be rounded to 9.87654% (or
..0987654)), and all dollar amounts in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

      The interest payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15, June 15, September 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a subsequent Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than fifteen days preceding such subsequent Record Date, such Record Date to be not less than five days preceding the date of payment of such defaulted interest.

      This Note is not redeemable by the Corporation prior to maturity and is not subject to any sinking fund.

      Payment of the principal of (and premium, if any) and interest on this Note shall be made at the office or agency of the Corporation maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation

                                 Exhibit A-3-3
payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Corporation as caused this instrument to be duly executed under its corporate seal.

      Date: [       ]

                                                RESIDENTIAL CAPITAL CORPORATION,
                                                a Delaware corporation

                                                By: ____________________________

                                                By: ____________________________

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                DEUTSCHE BANK TRUST COMPANY
                                                AMERICAS, as Trustee

                                                By: ____________________________
                                                    Authorized Signatory

                                 Exhibit A-3-4

                                [Reverse of Note]

This Note is one of a duly authorized issue of securities of the Corporation (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of June 24, 2005, as supplemented by the Supplemental Indenture dated as of June 24, 2005 (as so supplemented and as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Indenture"), among the Corporation, the Guarantors described therein and Deutsche Bank Trust Company Americas, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $1,000,000,000; provided that the Corporation may from time to time, without notice to or the consent of the Holders of Notes, create and issue further Notes of this series (the "Additional Notes") having the same terms and ranking equally and ratably with the Notes in all respects, or in all respects except for the payment of interest accruing prior to the Issue Date or except for the first payment of interest following the Issue Date of such Additional Notes. Any Additional Notes will be consolidated and form a single series with the Notes and shall have the same terms as to status, redemption or otherwise as the Notes.

Upon the occurrence of a Rating Change (as defined herein), this Note will bear interest at a rate equal to the rate that would be applicable without any adjustment plus the applicable interest rate adjustment (each an "Interest Rate Adjustment"), if any, set forth below. Each Interest Rate Adjustment will be effective on the next Business Day after the Rating Change has occurred. Thereafter, the Interest Rate Adjustment will remain in effect until the next Rating Change that results in a different Interest Rate Adjustment as set forth below. That portion of interest accruing as a result of an Interest Rate Adjustment is referred to in this Note as "Adjustment Interest." The Corporation will give prompt notice to the Trustee of any Rating Change and any related Interest Rate Adjustment.

                            INTEREST RATE ADJUSTMENTS

   At any time the Notes are rated by two or more Rating Agencies (as defined herein) and the ratings are:

                                 One Rating Category           Two or More Rating
                               Below Investment Grade           Categories Below
                                by two or more Rating       Investment Grade by one
                                Agencies (and not Two       (and not more than one)
                                   or More Rating             Rating Agency and One            Two or More Rating
Below Investment Grade by         Categories Below            Rating Category Below             Categories Below
  one (and not more than       Investment Grade by any      Investment Grade by any        Investment Grade by two or
    one) Rating Agency             Rating Agency).            other Rating Agency             more Rating Agencies.
-------------------------      -----------------------      -----------------------        --------------------------
0.50%                                   1.00%                         1.50%                       2.00%

                                 Exhibit A-3-5

If at any time the Notes are rated by only one Rating Agency and the rating is One Rating Category Below Investment Grade, the Interest Rate Adjustment will be 1.00%. If at any time the Notes are rated by only one Rating Agency and the rating is Two or More Rating Categories Below Investment Grade, the Interest Rate Adjustment will be 2.00%. If at any time the Notes are not rated by any Rating Agency, the Interest Rate Adjustment will be 2.00%.

The interest rate on this Note will permanently cease to be subject to any adjustment set forth above if (i) the Notes become rated Baa2, BBB and BBB or higher by each of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch, Inc., respectively (or two of these ratings if only rated by two Rating Agencies), with a stable or positive or equivalent outlook by each of the Rating Agencies or (ii) after the Corporation exercises its right under the Indenture to defease the entire indebtedness of the Notes referred to below.

"Below Investment Grade" means the Notes are rated lower than Baa3, BBB- or BBB-by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

"One Rating Category Below Investment Grade" means the Notes are rated Ba1, BB+ or BB+ by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

"Rating Agencies" means Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch, Inc. and their respective successors, individually and/or collectively, as the context requires.

"Rating Change" means any change in any rating of the Notes or the Notes cease to be rated by any Rating Agency and thereafter are rated by such Rating Agency.

"Two or More Rating Categories Below Investment Grade" means the Notes are rated Ba2, BB or BB or lower by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch, Inc., respectively.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Corporation, each Guarantor and the Trustee to enter into from time to time indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities (including the Holders of the Notes), in each case, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities of all series at the time outstanding affected by such supplemental indenture (voting as a class). The Indenture also contains provisions permitting the Holders of

                                 Exhibit A-3-6
specified percentages in aggregate principal amount of the Notes of each series at the time outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any action or proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing default with respect to the Notes of this series, and the Holders of not less than 25% in aggregate principal amount of the Notes of this series at the time outstanding shall have made written request to the Trustee to institute such action or proceedings in its own name as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as a single class) at the time outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such action or proceeding for 60 days after receipt of such notice, request and offer of indemnity.

Notwithstanding any other provision of the Indenture or this Note, the right of any Holder of this Note to receive payment of the principal of, and interest on, this Note on or after the respective due dates expressed in this Note, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Corporation specified in the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon the Corporation shall execute and the Trustee shall authenticate and deliver in the name of the transferee(s) one or more new Notes of this series for the same aggregate principal amount.

The Notes of this series are issuable only in registered form without coupons in denominations of [if any Note other than an IAI Note, then insert - $[2,000] and any integral multiple of $1000 in excess thereof] [if an IAI Note, then insert - $250,000 and any integral multiple of $1,000 in excess thereof]. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith. Prior to due presentment of this Note for registration of

                                 Exhibit A-3-7
transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                 Exhibit A-3-8

                                FORM OF GUARANTEE

      Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as amended, restated, or supplemented from time to time, the "Indenture"), among Residential Capital Corporation, as issuer, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee, and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee, all in accordance with the terms set forth in Article Fourteen of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

      The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

      IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

Dated:

THE GUARANTORS:

                                            GMAC RESIDENTIAL HOLDING CORP.,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                            GMAC MORTGAGE CORPORATION,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                 Exhibit A-3-9

                                            GMAC-RFC HOLDING CORP.,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                            RESIDENTIAL FUNDING CORPORATION,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                            HOMECOMINGS FINANCIAL NETWORK, INC.,
                                            as Guarantor

                                            By: ________________________________
                                                Name:
                                                Title

                                 Exhibit A-3-10

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:
I or we assign and transfer this Note to

________________________________________________________________________________
      (Print or type assignee's name, address and zip code)

________________________________________________________________________________
      (Insert assignee's Soc. Sec. or Tax I.D. No.)

and irrevocably appoint _____________________________________ agent to transfer this Note on the books of the Corporation. The agent may substitute another to act for him.

Date: ____________________________ Your Signature: _____________________________

      Sign exactly as your name appears on the other side of this Note.

                                 Exhibit A-3-11

                                                                       ANNEX A-1

                 FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                 BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                     GLOBAL NOTE TO EUROCLEAR OR CLEARSTREAM

                         OWNER SECURITIES CERTIFICATION

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $       aggregate principal amount of Notes
which are evidenced by the Temporary Regulation S Global Note (CUSIP No.      )
and held with the Depository through Euroclear or Clearstream or both in the name of [insert name of holder] (the "Holder").

In respect of such Notes, the Holder does hereby certify that as of the date hereof, the above-captioned Notes are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated June 21, 2005 with the Corporation relating to the Notes.

Dated:                                     [Name of Person Making Certification]

                                  Annex A-1-1

                                                                       ANNEX A-2

                        FORM OF CERTIFICATION TO BE GIVEN
                    BY THE EUROCLEAR OPERATOR OR CLEARSTREAM

                       DEPOSITARY SECURITIES CERTIFICATION

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect
set forth in the Indenture, as of the date hereof, U.S. $    aggregate principal
amount of the above-captioned Notes are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions. As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Note except as provided in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated June 21, 2005 with the Corporation relating to the Notes.

Dated:

                                        By: ____________________________________
                                                     [EUROCLEAR BANK SA/N.V., as
                                          Operator of the Euroclear System] [or]
                                                           [CLEARSTREAM BANKING,
                                                                 SOCIETE ANONYME
                                                                     LUXEMBOURG]

                                  Annex A-2-1

                                                                       ANNEX A-3

                      FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                       TEMPORARY REGULATION S GLOBAL NOTE
                           AFTER THE RESTRICTED PERIOD

                       TRANSFEREE SECURITIES CERTIFICATION

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Note, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated June 21, 2005 with the Corporation relating to the Notes.

Dated:

                                        By: ___________________________________
                                            As, or as agent for, the beneficial
                                            acquiror of the Notes to which this
                                            certificate relates.

                                  Annex A-3-1

                                                                       ANNEX B-1

                         FORM OF TRANSFER CERTIFICATE -
                            RESTRICTED GLOBAL NOTE TO
                       TEMPORARY REGULATION S GLOBAL NOTE

                 TEMPORARY REGULATION S GLOBAL NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(c) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $     aggregate principal amount of Notes which
are evidenced by the Restricted Global Note (CUSIP No.     ) and held with the
Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by the Temporary Regulation S Global Note
(CUSIP No.   ), which amount, immediately after such transfer, is to be held with the Depository through Euroclear or Clearstream or both.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

(a) the offer of the Notes was not made to a person in the United States;

(b) either:

(i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                                  Annex B-1-1

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S under the Securities Act ("Regulation S"), as applicable;

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(e) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through Euroclear or Clearstream or both.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated _____with the Corporation relating to the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S.

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                  Annex B-1-2

                                                                       ANNEX B-2

                         FORM OF TRANSFER CERTIFICATE -
                            RESTRICTED GLOBAL NOTE TO
                            REGULATION S GLOBAL NOTE

                      REGULATION S GLOBAL NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(d) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $       aggregate principal amount of Notes
which are evidenced by the Restricted Global Note (CUSIP No.      ) and held
with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by the Regulation S
Global Note (CUSIP No.          ).

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Securities Act") accordingly the Transferor does hereby further certify that:

(a) the offer of the Notes was not made to a person in the United States;

(b) either:

(i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S under the Securities Act ("Regulation S"), as applicable; and

                                  Annex B-2-1

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and Initial Purchasers of the Notes under the Purchase Agreement, dated with the Corporation relating to the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S.

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

     (If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                  Annex B-2-2

                                                                         ANNEX C

                         FORM OF TRANSFER CERTIFICATE -
                      TEMPORARY REGULATION S GLOBAL NOTE OR
                     REGULATION S GLOBAL NOTE TO RESTRICTED
                                   GLOBAL NOTE

                       RESTRICTED GLOBAL NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(e) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $         aggregate principal amount of Notes
which are evidenced by the Temporary Regulation S Global Note or the Regulation
S Global Note (CUSIP No          ) and held with the Depository through
Euroclear or Clearstream or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Notes to a Person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by
the Restricted Global Note (CUSIP No.         ).

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the

                                   Annex C-1

Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated June 21, 2005 with the Corporation relating to the Notes.

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

(If the Transferor owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                   Annex C-2

                                                                       ANNEX D-1

                         FORM OF TRANSFER CERTIFICATE -
                          NON-GLOBAL RESTRICTED NOTE TO
                             RESTRICTED GLOBAL NOTE

                       RESTRICTED GLOBAL NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(f) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $        aggregate principal amount of Notes
held in certificated form (CUSIP No.            ) by [insert name of transferor]
(the "Transferor"). The Transferor has requested a transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes
evidenced by the Restricted Global Note (CUSIP No.         ).

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated June 21, 2005 with the Corporation relating to the Notes.

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

                                  Annex D-1-1

                                                                       ANNEX D-2

                        FORM OF CERTIFICATE - NON-GLOBAL
                     RESTRICTED NOTE TO REGULATION S GLOBAL
                         NOTE OR TEMPORARY REGULATION S
                                   GLOBAL NOTE

                      REGULATION S GLOBAL NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(f) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $       aggregate principal amount of Notes
held in certificated form (CUSIP No.          ) by [insert name of transferor]
(the "Transferor"). The Transferor has requested an exchange or transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Regulation S Global Note or the Temporary
Regulation S Global Note (CUSIP No.            ).

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Securities Act"), accordingly the Transferor does hereby further certify that:

(a) the offer of the Notes was not made to a person in the United States;

(b) either:

(i) at the time the buy order was originated,

United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                                  Annex D-2-1

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S under the Securities Act, as applicable;

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

(e) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [Clearstream].

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated June 21, 2005 with the Corporation relating to the Notes.

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

                                  Annex D-2-2

                                                                       ANNEX D-3

                    FORM OF TRANSFER CERTIFICATE - NON-GLOBAL
                               RESTRICTED NOTE TO
                                 IAI GLOBAL NOTE

                           IAI GLOBAL NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(f) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $       aggregate principal amount of Notes
which are evidenced by an IAI Certificated Note (CUSIP No.        ), registered
in the name of [insert name of transferor] (the "Transferor"). The Transferor
has requested a transfer of U.S. $        aggregate principal amount of Notes to
a Person who will take delivery thereof in the form of an equal aggregate
principal amount of Notes evidenced an IAI Global Note (CUSIP No.          ),
registered in the name of such Person.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected to a Person that the Transferor reasonably believes to be an institutional accredited investor pursuant as defined in Rule 501(a)(1), (2), (3) and (7) under the United States Securities Act of 1933, as amended (the "Securities Act") and that such Person is not a Qualified Institutional Buyer within the meaning of Rule 144A under the Securities Act.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement, dated _________with the Corporation relating to the Notes.

Dated: [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                  Annex D-3-1

                                                                       ANNEX E-1

                           ACCREDITED INVESTOR LETTER

Residential Capital Corporation

Deutsche Bank Trust Company Americas, as Trustee

Ladies and Gentlemen:

      In connection with our proposed purchase of $________ of [the Floating Rate Notes due 2007 / the __% Notes due 2010 / the __% Notes due 2015] (the "Notes") issued by Residential Capital Corporation. ("Issuer"), we confirm that:

      1. We are purchasing the notes for our own account, or for one or more investor accounts for which we are acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, subject to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and subject to our or their ability to resell the notes pursuant to Rule 144A, Regulation S or any exemption from registration available under the Securities Act of 1933, as amended (the "Securities Act").

      2. We are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act who is purchasing notes with a principal amount of at least $250,000 and, if the notes are to be purchased for one or more accounts (the "investor accounts") for which we are acting as fiduciary or agent, each such account is an institutional accredited investor who is purchasing notes with a principal amount of at least $250,000. In the normal course of business or our investing activities, we invest in or purchase securities similar to the notes and we have such knowledge and experience in financial business matters that we are capable of evaluating the merits and risks of purchasing the notes. We are aware that we (or any investor account) may be required to bear the economic risk of an investment in the notes for an indefinite period of time and we (or such investor account) are able to bear such risk for an indefinite period.

      3. We acknowledge that none of the Issuer, the initial purchasers or any persons representing any of them has made any representation to us with respect to any such entity or the offering or sale of any notes, other than the information contained in the Issuer's offering memorandum dated June 21, 2005, related to the notes, which offering memorandum has been delivered to us and upon which we are relying in making our investment decision with respect to the notes. Accordingly, we acknowledge that no representation or warranty is made by the initial purchasers as to the accuracy or completeness of such materials. We have had access to such financial and other information concerning the Issuer and the notes as we have deemed necessary in connection with our decision to purchase any of the notes, including an opportunity to ask questions of, and request information from, the Issuer and the initial purchasers.

                                  Annex E-1-1

      4. We understand and agree that the offer and sale of the notes have not been registered under the Securities Act and that such notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that (A) if we decide to resell, pledge or otherwise transfer such notes on which a legend setting forth these restrictions appears, such notes may be resold, pledged or otherwise transferred only (i) to the Issuer, (ii) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act, (iii) so long as such notes are eligible for resale pursuant to Rule 144A, to a person whom we reasonably believe is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A,
(iv) outside the United States in a transaction meeting the requirements of Regulation S, (v) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Issuer), in each case in accordance with any applicable securities laws of any state of the United States or (vi) pursuant to a registration statement which has been declared effective under the Securities Act and (B) we will, and each subsequent holder is required to, notify any purchaser of notes from us or it of the resale restrictions referred to in (A) above, if then applicable. We acknowledge that the foregoing restrictions apply to holders of beneficial interest in the notes, as well as to holders of the notes.

      5. We understand that, on any proposed resale of any notes, we will be required to furnish to the trustee and the Issuer such certifications, legal opinions and other information as the trustee and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the notes purchased by us will bear a legend to the foregoing effect.

      6. We acknowledge that the Issuer, the trustee, the initial purchasers and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the foregoing acknowledgements, representations or agreements are no longer accurate, we shall promptly notify the Issuer, the trustee and the initial purchasers. If we are acquiring the notes as a fiduciary or agent for one or more investor accounts, we represent that we have sole investment discretion with respect to each such account and we have full power to make the foregoing acknowledgements, representations and agreements on behalf of each account and that each such investor account is eligible to purchase the notes.

      The Issuer, the trustee and the initial purchasers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,

                                            By: ________________________________
                                                Name:
                                                Title:

                                  Annex E-1-2

                                                                       ANNEX E-2

             FORM OF TRANSFER CERTIFICATE - IAI CERTIFICATED NOTE TO
                              IAI CERTIFICATED NOTE

                        IAI CERTIFICATED NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(g) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $        aggregate principal amount of Notes
which are evidenced by an IAI Certificated Note (CUSIP No.        ) , registered
in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of U.S. $ aggregate principal amount of Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by an IAI Certificated Note (CUSIP No. ), registered in the name of such Person.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected to a Person that the Transferor reasonably believes to be an institutional accredited investor pursuant as defined in Rule 501(a)(1), (2), (3) and (7) under the United States Securities Act of 1933, as amended (the "Securities Act").

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement dated June 21, 2005 with the Corporation relating to the Notes.

Dated: [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

     (If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                  Annex E-2-1

                                                                       ANNEX E-3

                  FORM OF TRANSFER CERTIFICATE - GLOBAL NOTE TO
                                 IAI GLOBAL NOTE

                           IAI GLOBAL NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(g) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $          aggregate principal amount of Notes
which are evidenced by [a Restricted Global Note/a Regulation S Global Note/an
IAI Global Note] (CUSIP No.               ) and held with the Depositary in the
name of [insert name of        transferor] (the "Transferor"). The Transferor
has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of a beneficial interest in equal aggregate principal amount of Notes evidenced by the Global IAI Global Note
(CUSIP No.           ), which will held by such Person.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected to a Person that the Transferor reasonably believes to be an institutional accredited investor pursuant as defined in Rule 501(a)(1), (2), (3) and (7) under the United States Securities Act of 1933, as amended (the "Securities Act").

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement dated June 21, 2005 with the Corporation relating to the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                  Annex E-3-1

                                                                       ANNEX E-4

                  FORM OF TRANSFER CERTIFICATE - GLOBAL NOTE TO
                              IAI CERTIFICATED NOTE

                        IAI CERTIFICATED NOTE CERTIFICATE
          (FOR TRANSFERS PURSUANT TO SECTION 2.06(g) OF THE INDENTURE)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street - 27th Floor
New York, New York 10005
Attention: Trust and Securities Services

Re: [title of series] of Residential Capital Corporation (the "Notes")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $         aggregate principal amount of Notes
which are evidenced by [a Restricted Global Note/a Regulation S Global Note/an
IAI Global Note] (CUSIP No.          ) and held with the Depositary in the name
of [insert name of              transferor] (the "Transferor"). The Transferor
has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal
amount of Notes evidenced by an IAI Certificated Note (CUSIP No.            ),
which will held by such Person.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected to a Person that the Transferor reasonably believes to be an institutional accredited investor pursuant as defined in Rule 501(a)(1), (2), (3) and (7) under the United States Securities Act of 1933, as amended (the "Securities Act").

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation, the Guarantors and the Initial Purchasers of the Notes under the Purchase Agreement dated June 21, 2005 with the Corporation relating to the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                  Annex E-4-1

                                                                         ANNEX F

                        FORM OF INSTRUCTION FOR EXCHANGE
           (FOR USE PRIOR TO THE EXCHANGE OF A TEMPORARY REGULATION S
                       FOR ONE OR MORE RESTRICTED NOTES.)

                              EXCHANGE INSTRUCTIONS

                         RESIDENTIAL CAPITAL CORPORATION
                         [TITLE OF SERIES] (THE "NOTES")

Reference is hereby made to the Indenture, dated as of June 24, 2005, as supplemented by a Supplemental Indenture, dated as of June 24, 2005 (as so supplemented, the "Indenture"), among Residential Capital Corporation (the "Corporation"), the guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee, [insert name of initial purchaser] hereby requests that $
            aggregate principal amount of the above-captioned Notes held by you
for our account in the Temporary Regulation S Note (CUSIP No.        ) (as
defined in the Indenture) be exchanged for one or more Restricted [Global] Notes
[(CUSIP No.                   )] in the denominations and registered in the
names of the holders requested as set forth below:

Denominations     Registered Name

Dated:                                      [Insert Name of Transferor]

                                            By: ________________________________
                                                Name:
                                                Title:

                                    Annex F-1